Exhibit 99.2

Protect your brand. Grow your business. Third Quarter 2025 Investor Conference Call November 17, 2025 www.VerifyMe.com NASDAQ:VRME 1

Agenda NASDAQ:VRME 01 Welcome & Introductions Operations and Strategic Update Financial Review Q&A Closing Remarks 02 03 www.VerifyMe.com 04 05 2

Forward Looking Statements In addition to historical information, this presentation contains statements relating to revenue opportunities, anticipated revenue, profitability of the combined company, future business, financial performance, future catalysts and future events or developments, strategy, projected costs, prospects, plans, objectives of management and future operations, future revenue, and expected market growth of VerifyMe, Inc . together with its wholly owned subsidiary PeriShip Global LLC, (“VerifyMe,” the “Company,” “we,” or “us”) that may constitute “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . The words “believe,” “continue,” “may,” “should,” "will," and similar expressions, as they relate to us, are intended to identify forward - looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs . Important factors that could cause actual results to differ from those in the forward - looking statements include our ability to regain compliance with the Nasdaq Listing Standards and maintain the listing of our securities on Nasdaq, our engagement in future acquisitions or strategic partnerships that increase our capital requirements or cause us to incur debt or assume contingent liabilities, our reliance on one key strategic partner for shipping services in our Precision Logistics segment, competition including by our key strategic partner, seasonal trends in our business, severe climate conditions, the highly competitive nature of the industry in which we operate, our brand image and corporate reputation, impairments related to our goodwill and other intangible assets, economic and other factors such as recessions, downturns in the economy, inflation, global uncertainty and instability, the effects of pandemics, changes in United States social, political, and regulatory conditions and/or a disruption of financial markets, reduced freight volumes due to economic conditions, reduced discretionary spending in a recessionary environment, global supply - chain delays or shortages, fluctuations in labor costs, raw materials, and changes in the availability of key suppliers, our history of losses, our ability to use our net operating losses to offset future taxable income, the confusion of our name brand with other brands, the ability of our technology to work as anticipated and to successfully provide analytics logistics management, the ability of our strategic partners to integrate our solutions into their product offerings, our ability to manage our growth effectively, our ability to successfully develop and expand our sales and marketing capabilities, risks related to doing business outside of the U . S . , intellectual property litigation, our ability to successfully develop, implement, maintain, upgrade, enhance, and protect our information technology systems, our reliance on third - party information technology service providers, our ability to respond to evolving laws related to information technology such as privacy laws, our ability to retain key management personnel, our ability to work with partners in selling our technologies to businesses, production difficulties, our inability to enter into contracts and arrangements with future partners, our ability to acquire new customers, issues which may affect the reluctance of large companies to change their purchasing of products, acceptance of our technologies and the efficiency of our authenticators in the field, our ability to comply with the continued listing standards of the Nasdaq Capital Market, and our ability to timely pay amounts due and comply with the covenants under our debt facilities . More detailed information about these factors may be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10 - K for the year ended December 31 , 2024 , and subsequent Quarterly Reports on Form 10 - Q . The statements made herein speak only as of the date of this presentation . The Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward - looking statements . The Company undertakes no obligation to update or revise its forward - looking statements to reflect events or circumstances after the date of this presentation, except as required by law .  Market data and industry information used herein are based on our management's knowledge of the industry and the good faith estimates of management . We also relied, to the extent available, upon managements review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third - party sources . All of the market data and industry information used herein involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates . Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information . Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described, above . These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties .  Non - GAAP Financial Measures This presentation includes non - GAAP financial information . This non - GAAP information is in addition to, not a substitute for or superior to, measures of financial performance or liquidity determined in accordance with GAAP . The Securities and Exchange Commission‘s Regulation G applies to any public disclosure or release of material information that includes a non - GAAP financial measure and requires : (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non - GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP . The required presentations and reconciliations are contained in this presentation and can also be found at our website at www . verifyme . com 3 NASDAQ:VRME www.VerifyMe.com

Welcome Adam Stedham Chief Executive Officer and President www.VerifyMe.com NASDAQ:VRME 4

Overall Performance 1 • Revenue in Q3 2025 decreased by 7% compared to Q3 2024 • Gross Profit in Q3 2025 increased by 6% to 41%, compared to 35% in Q3 2024 • Operating costs in Q3 2025, excluding impairment charges, reduced by 34% compared to Q3 2024 • Adjusted EBITDA of 832k in Q3 2025 vs 174k in Q3 2024 Capital & Strategic Initiatives • Cash $4M at end of Q2 2025, with additional $2M in short - term note receivable • Maximizing return on available cash with improved interest rate • Continue to evaluate tuck - in and transformative acquisitions Growth Initiatives • Transitioning customers to new Proactive shipping partner • Expect Q4 2025 and Q1 2026 revenue to decline compared to prior year as a result of this transition. • Marketing and business development efforts resulting in new business • Leveraging partnerships to optimize service offerings • Completing integrations with e - commerce shopping carts 3 2 Strategic Snapshot 5 www.VerifyMe.com

Financials www.VerifyMe.com NASDAQ:VRME – Q3 2025 Financial Highlights – Balance Sheet 6

Q3 Financial Highlights Revenue Q3 2025 $5.0M vs. Q3 2024 $5.4M • Proactive: down $253k due to $767k decrease from two previously disclosed discontinued customers, offset by increases with new and existing customers • Premium revenue down $77k from Q3 FY24 due to $217k decrease from previously disclosed discontinued services, offset by increases with new and existing customers • Authentication: down $72k due to divested operations $5.0M Net Loss • Includes impairment charge of $3.9M ($0.4M) $3.1M Gross Profit • Precision Logistics margin up 5% from Q2 25 and 7% from Q3 24 due to negotiated rates improvements and operating efficiencies • Third consecutive quarter of improved gross profit $2.1M 41% (1) The term Adjusted EBITDA is a non - GAAP financial measure that the Company believes is useful to investors in evaluating its results. Adjusted EBITDA represents EBITDA (net loss before interest (income) expense, income tax expense (benefit), depreciation and amortization) plus non - cash stock compensation expense, severance expense, gain o n derecognized liability, impairments, change in fair value of contingent consideration, and one - time professional expenses for acquisitions and divestiture. For a reconciliation of this non - GAAP financial measure to the most comparable GAAP equivalent, net loss, see the Non - GAAP Reconciliation along with related footnotes, in the Appendix to this presentation. 7 ($3.3M) $0.8M Adjusted EBITDA (1) • 378% improvement from Q3 2024 www.VerifyMe.com

8 www.VerifyMe.com December 31, 2024 September 30, 2025 Balance Sheet (Unaudited) ($ in thousands) Assets $2,823 $4,007 Cash and cash equivalents 3,369 1,508 Accounts receivable and unbilled revenue - 1,988 Note receivable 9,353 5,243 Intangible assets & Goodwill 522 517 Other assets $16,067 $13,263 Total Assets Current Liabilities $3,739 $1,377 Accounts payable, accrued exp, and current lease exp 500 750 Current portion of debt & Convertible Note Non - Current Liabilities 1,475 - Long term portion of debt & Convertible Note 139 32 Other long - term liabilities $5,853 $2,159 Total Liabilities $10,214 $11,104 Total Stockholders’ Equity $16,067 $13,263 Total Liabilities and Stockholders’

9 Q & A 9 NASDAQ:VRME www.VerifyMe.com

10 Appendix www.VerifyMe.com

11 Non - GAAP Reconciliation This presentation includes both financial measures in accordance with U . S . generally accepted accounting principles (“GAAP”), as well as non - GAAP financial measures . Generally, a non - GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally included or excluded in the most directly comparable measure calculated and presented in accordance with GAAP . Non - GAAP financial measures should be viewed as supplemental to and should not be considered as alternatives to any other GAAP financial measures . They may not be indicative of the historical operating results of VerifyMe nor are they intended to be predictive of potential future results . Investors should not consider non - GAAP financial measures in isolation or as substitutes for performance measures calculated in accordance with GAAP . VerifyMe’s management uses and relies on EBITDA and Adjusted EBITDA, which are non - GAAP financial measures . The Company believes that both management and shareholders benefit from referring to EBITDA and Adjusted EBITDA in planning, forecasting and analyzing future periods . Additionally, the Company believes Adjusted EBIDTA is useful to investors to evaluate its results because it excludes certain items that are not directly related to the Company’s core operating performance . In particular, with regard to our comparison of Adjusted EBITDA for the three and nine months ended September 30 , 2025 , to the three and nine months ended September 30 , 2024 , we believe that certain charges make a comparison of net loss less useful to investors than a comparison of Adjusted EBITDA in understanding the results of operations . The Company’s management uses these non - GAAP financial measures in evaluating its financial and operational decision making and as a means to evaluate period - to - period comparison . The Company’s management recognizes that EBITDA and Adjusted EBITDA, as non - GAAP financial measures, have inherent limitations because of the described excluded items . The Company defines EBITDA as net loss before interest (income) expense, income tax expense (benefit), and depreciation and amortization . Adjusted EBITDA represents EBITDA plus non - cash stock compensation expense, severance expense, gain on derecognized liability, impairments, change in fair value of contingent consideration, and one - time professional expenses for acquisitions and divestiture . VerifyMe believes EBITDA and Adjusted EBITDA are important measures of VerifyMe’s operating performance because they allow management, investors and analysts to evaluate and assess VerifyMe’s core operating results from period - to - period after removing the impact of items of a non - operational nature that affect comparability . A reconciliation of EBITDA and Adjusted EBITDA to the most comparable financial measure, net loss, calculated in accordance with GAAP is included in the table on the next slide . The Company believes that providing the non - GAAP financial measure, together with the reconciliation to GAAP, helps investors make comparisons between VerifyMe and other companies . In making any comparisons to other companies, investors need to be aware that companies use different non - GAAP measures to evaluate their financial performance . Investors should pay close attention to the specific definition being used and to the reconciliation between such measure and the corresponding GAAP measure provided by each company under applicable SEC rules as the presentation here may not be comparable to other similarly titled measures of other companies . www.VerifyMe.com

12 Non - GAAP Reconciliation – EBITDA and Adjusted EBITDA (In Thousands) www.VerifyMe.com

Protect your brand. Grow your business. US Headquarters 801 International Parkway Fifth Floor Lake Mary, FL 32746 +1 585 736 9400 info@ verifyme.com 13